Rule 497(e) File Nos. 002-90519

and 811-04007

LEGG MASON PARTNERS INTERNATIONAL LARGE CAP FUND

Supplement dated July 12, 2006

to Prospectus and Statement of Additional Information

dated May 1, 2006

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The fund’s Board has approved a number of changes to the fund, including changes to the fund’s investment strategy and the name of the fund. The following information supplements and supersedes any contrary information contained in the fund’s Prospectus or Statement of Additional Information.

Management

On August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) will become the fund’s investment manager and Batterymarch Financial Management, Inc. (“Batterymarch”) will become the fund’s subadviser. LMPFA and Batterymarch are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. Batterymarch, established in 1969 and having offices at 200 Clarendon Street, Boston, Massachusetts 02116, acts as investment adviser to institutional accounts, such as pension and profit sharing plans, mutual funds and endowment funds. Batterymarch’s total assets under management were approximately $17.3 billion as of May 31, 2006.

LMPFA provides administrative and certain oversight services to the fund. LMPFA has delegated to Batterymarch the day-to-day portfolio management of the fund. Legg Mason expects that the current portfolio managers who are responsible for the day-to-day management of the fund, as well as senior management and other key employees, will be the same immediately after the new management and subadvisory agreements take effect, and the current portfolio managers will have access to the same research and other resources to support their investment management functions. The fund’s investment management fee remains unchanged.

Name of Fund.

On or about October 1, 2006, the name of the fund will change to Legg Mason Partners Global Equity Fund. All references to the fund in the Prospectus and Statement of Additional Information are changed accordingly.

Principal Investment Strategies-Key Investments.

Concurrent with the change in its name, the investment policy of the fund will also change to a global strategy, permitting an increased investment in U.S. securities. Under the revised strategy, the fund will invest primarily in the common stock of U.S. and non-U.S. issuers. It is expected that issuers will be located in countries included in the Morgan Stanley Capital International World Index (the “MSCI World Index”). The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. As of June 30, 2006, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. Under normal circumstances the fund will invest at least 80% of its assets in equity and equity-related securities. Currently, the fund invests primarily in the common stock of foreign companies, including companies in developing countries, and under normal circumstances invests at least 80% of its assets in large cap securities. Following the change, this policy will no longer be in effect, and although it is anticipated that the fund will invest primarily in securities with a market capitalization of greater than U.S. $15 billion, the fund may invest in securities of any market capitalization, including mid-cap and small-cap securities. The fund may invest up to 10% of its net assets, determined at the time of investment, in emerging market issuers. The first paragraph under “Principal investment strategies—Key investments” in the Prospectus and under the section entitled “INVESTMENT OBJECTIVES AND POLICIES” in the Statement of Additional Information is accordingly modified.

The fund’s investment objective will continue to be to seek to provide long-term capital growth. Dividend income, if any, is incidental to this goal.

Principal Investment Strategies-Selection Process.

Effective as of October 1, 2006 the Selection Process, as described in the Prospectus, is modified in its entirety as follows:

Batterymarch, the fund’s sub-adviser, seeks a broadly diversified portfolio of securities of issuers located in the major regions covered by the MSCI World Index, including the United States, United Kingdom, Europe, Japan, other developed Asian countries, Australia, New Zealand and Canada, and at times the fund may be invested in all of the countries covered by the Index. Region and sector exposures are carefully monitored and the sub-adviser seeks to maintain region and sector exposures within certain percentages of the weightings within the Index. As of June 30, 2006, the Index is approximately 50% weighted in the securities of U.S. issuers.

The sub-adviser’s bottom-up stock selection process for its global equity strategy analyzes stocks from a fundamental perspective. Stocks in the broad investment universe are first screened for investability (liquidity, analyst coverage and sufficient financial history). The resulting investable universe is then ranked daily across five fundamental dimensions (cash flow, earnings growth, expectations, value, and technicals) and from multiple perspectives based upon region, sector, style, capitalization and risk to arrive at an overall rank for each stock. The sub-adviser utilizes a strict buy/sell discipline, purchasing securities that are highly ranked and selling securities that are more poorly ranked under the sub-adviser’s ranking system. This discipline may result in a high portfolio turnover rate which in turn may lead to higher portfolio transaction costs and the realization of short-and long-term capital gains.

Principal Risks of Investing in the fund.

Because the fund’s revised global investment strategy is expected to lead to increased investment in securities of U.S. issuers and may lead to investment in small- and mid-cap securities, in addition to the risks disclosed in the Prospectus, the fund will be subject to the following risks:

•	U.S. or foreign stock markets decline, or perform poorly relative to other types of investments.

•	An adverse company-specific event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests.

•	The portfolio manager’s judgment about the attractiveness, growth prospects or potential appreciation of a particular stock proves to be incorrect.

•	Large-cap stocks fall out of favor with investors.

•	Mid- or small-cap stocks fall out of favor with investors. An investment in the fund may be more volatile and more susceptible to loss than an investment in a fund that invests only in large-cap companies. Mid- and small-cap companies may have more limited product lines, markets and financial resources and shorter operating histories and less mature businesses than large-cap companies. The prices of mid-cap stocks tend to be more volatile than those of large-cap stocks. In addition, small-cap stocks may be less liquid than large-cap stocks.

•	Key economic trends become materially unfavorable, such as rising interest rates and levels of inflation or slowing economic growth.

The sub-adviser employs a core investment style rather than a growth-oriented investment style and any references in the Prospectus to a “growth-oriented investment style” are accordingly superseded.

In implementing the changes, the fund expects substantial portfolio turnover, which is expected to result in the recognition of short and long term capital gains, and increased transaction costs. If the fund strategy changes had occurred as of the end of May 2006, it would have resulted in short- and long-term capital gains of approximately $0.03 and $0.90 per share, respectively, and trading costs of approximately $0.015 per share.

Performance Information.

To better reflect the fund’s revised investment strategy, following the change the fund will compare its performance in the “Average Annual Returns” table in the Prospectus with that of the MSCI World Index.

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